                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY




                    AGREEMENT dated as of June 10, 1999 (this "Agreement"), by
                                                               ---------
               and between JONES INVESTMENT CO., INC., a Delaware corporation (the "Company"), JONES APPAREL GROUP, INC., a Pennsylvania
                     -------
               corporation ("JNY"), and MAXWELL SHOE COMPANY INC., a Delaware corporation
               ("Maxwell").
                 -------


          WHEREAS, pursuant to the License Agreement dated as of July 1, 1993, as amended by the First Amendment to License Agreement dated as of October 2, 1995, the Second Amendment to License Agreement dated as of April 14, 1997, the Third Amendment to License Agreement dated as of March 16, 1998, and a letter dated February 22, 1999, from the Company to Maxwell (the "License Agreement"),
                                                           -----------------
the Company granted a license to Maxwell to use the Marks (such term and each other capitalized term used but not defined herein having the meaning given to it in the License Agreement) in connection with, among other things, the manufacture, sale and distribution of women's footwear; and

          WHEREAS, on the terms and subject to the conditions set forth herein, Maxwell desires to sell and assign to the Company, and the Company desires to purchase and assume from Maxwell, certain of the assets of Maxwell (including all its rights, title and interest under the License Agreement, except as provided in this Agreement) used in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of Jones Merchandise (the "Business").
                  --------

          Accordingly, the parties hereto hereby agree as follows:

                                   ARTICLE I

                     Purchase and Sale of Acquired Assets
                     ------------------------------------

          SECTION 1.1.  Purchase and Sale.  On the terms and subject to the
                        ------------------
conditions of this Agreement, at the Closing (as defined in Section 2.1), Maxwell shall sell, assign, transfer, convey and deliver to the Company, and the Company shall purchase and assume from Maxwell, all the rights, title and interest as of the Closing of Maxwell in the Acquired Assets (as defined in
Section 1.2(a)), for an aggregate purchase price of $25,000,000 (the "Purchase
                                                                      --------
Price"), payable as set forth in Section 2.2.  The purchase
-----
and sale of the Acquired Assets is referred to in this Agreement as the "Acquisition".
 -----------

          SECTION 1.2.  Acquired Assets and Excluded Assets.  (a) The term
                        ------------------------------------
"Acquired Assets" means all the rights, title and interest of Maxwell or any of
----------------
its subsidiaries of whatever kind and nature, tangible or intangible, on the Closing Date (as defined in Section 2.1) in the following assets, other than the Excluded Assets (as defined in Section 1.2(b)):

           (i) the License Agreement;

          (ii) all copyrights, copyright registrations, sketches, samples, designs and all rights to any of the foregoing, of Maxwell or any of its subsidiaries that are used, or have been used, primarily in connection with the Business;

         (iii) all Packaging materials bearing the Marks in any form or that are used, held for use or intended to be used primarily in connection with the Business;

          (iv) all guarantees, warranties, indemnities and similar rights in favor of Maxwell or any of its subsidiaries in respect of any Acquired Asset or any asset referred to in Section 1.3 of this Agreement; and

           (v) all customer and supplier lists and customer and supplier correspondence since January 1, 1999 which in in any way amends or modifies the terms of any Purchase Order or Sales Order (each as defined in Section 1.3(a)(i)) of Maxwell or any of its subsidiaries that are used, held for use or intended to be used primarily in, or that arise primarily out of, the conduct or operation of the Business.

           (b) The term "Excluded Assets" means:
                        ---------------

           (i) all rights of Maxwell or any of its subsidiaries under this Agreement, the other agreements and instruments executed and delivered in connection with this Agreement (the "Ancillary Agreements") and the License
                                          --------------------
     Agreement (to the extent such rights under the License Agreement are retained pursuant to the terms of this Agreement or the License Agreement);

          (ii) all records prepared solely for the purpose of the Acquisition;

         (iii) all books of account, ledgers, general, financial and accounting records and files, billing records, sales advertising and promotional literature, manuals (in all cases, in any form or medium), of Maxwell or any of its subsidiaries; and

          (iv) all other assets of Maxwell or any of its subsidiaries.

          SECTION 1.3.  Other Transactions.  (a)  On the terms and subject to
                        -------------------
the conditions of this Agreement, at the Closing, Maxwell shall sell, assign, transfer, convey and deliver to the Company, and the Company shall purchase and assume from Maxwell, all the rights, title and interest of Maxwell of whatever kind and nature, tangible or intangible, on the Closing Date in the following assets:

           (i) all purchase orders ("Purchase Orders") submitted by Maxwell or
                                     ---------------
     any of its subsidiaries for raw materials, supplies and other items intended to be used in connection with the Business which have not been delivered to Maxwell's Warehouse in Brockton, Massachusetts (the "Warehouse"), prior to the Closing Date, and all sales orders ("Sales
      ---------                                                      -----
     Orders" and, together with Purchase Orders, the "Acquired Orders")
     ------                                           ---------------
     submitted to Maxwell or any of its subsidiaries with respect to the Business, which sales orders have not been fulfilled and shipped from the Warehouse prior to the Closing Date; and

          (ii) (A) 56,242 pairs of shoes identified on Schedule A hereto and (B) all raw materials, work-in-progress, finished goods, supplies and other inventories (the items set forth in clauses (A) and (B) of this Section 1.3(a)(ii) are referred to herein collectively as the "Acquired Inventory")
                                                            ------------------
     of Maxwell or any of its subsidiaries that: (1) are used, held for use or intended to be used in connection with the Business; (2) were delivered to the Warehouse on or after the date hereof and prior to the Closing Date; and (3) are held in the Warehouse on the Closing Date.

          (b) On the date hereof, Maxwell shall have delivered to the Company true and complete copies of:

          (i) all Purchase Orders submitted to Maxwell or any of its subsidiaries as of the date that is two business days prior to the date hereof (information on all such Purchase Orders are attached hereto, in a form satisfactory to the Company, as Schedule B);

          (ii) all Sales Orders submitted by Maxwell or any of its subsidiaries as of the date that is two business days prior to the date hereof (copies of all such Sales Orders are attached hereto, in a form satisfactory to the Company, as Schedule C); and

          (iii) all contracts, agreements or other arrangements as of the date hereof (or, if any such contract, agreement or arrangement is not in writing, a true and complete summary thereof) (collectively, "Specified
                                                                   ---------
     Customer Contracts") between Maxwell or any of its subsidiaries and each
     ------------------
     customer of the Business relating to the granting by Maxwell of product return credits or mark-down allowances in any form with respect to all Jones Merchandise (copies or summaries, as applicable, of all such Specified Customer Contracts are attached hereto, in a form satisfactory to the Company, as Schedule D).

          (c)(i) The consideration to be paid by the Company to Maxwell for any item of Acquired Inventory shall be an amount (the "Standard Cost") equal to the
                                                    -------------
amount paid by Maxwell to the person that originally manufactured such item, together with all applicable import duties, agent's commissions, sample expense and freight charges incurred by Maxwell with respect to the transportation and delivery of such item to the Warehouse. The aggregate amount of consideration to be paid by the Company to Maxwell with respect to the Acquired Inventory shall be referred to as the "Inventory Amount".
                             ----------------

          (ii) On the date that is two business days prior to the Closing Date, Maxwell shall give written notice to the Company, specifically identifying the items constituting the Acquired Inventory and the Standard Cost of each such item.

          (d) Within two business days after the Closing Date, the Company shall, at its cost and expense, load and transport the Acquired Inventory from the Warehouse.

          SECTION 1.4.  Assumed Liabilities.  (a) On the terms and subject to
                        --------------------
the conditions of this Agreement, the Company shall assume, effective as of the Closing, and from and after the Closing the Company shall pay, perform and discharge when due, all liabilities, obligations and commitments of Maxwell and its subsidiaries under the Acquired Orders, including all commissions to sales representatives who are not employed by Maxwell or any of its subsidiaries, and all commissions and overrides to employees of Maxwell or any of its subsidiaries who are hired by the Company or any of its affiliates within one year after the Closing Date, in each case solely with respect to reconfirmed and shipped Sales Orders and payable pursuant to the terms of any agreement between Maxwell or any of its subsidiaries and each such representative or employee (true and complete copies of all such agreements are attached hereto as Schedule E) and all commissions to agents with respect to all Purchase Orders (collectively, the "Assumed Liabilities"). The term "Assumed Liabilities" shall also include the
--------------------
liabilities, obligations and commitments of the Company set forth in the following four sentences. With respect to each Purchase Order, the Company either will, with the consent of the supplier thereunder: (a) cause the items covered by the Purchase Order to be shipped to the Company, at the Company's sole cost and expense, and substitute a letter of credit against the Company's account in place of the existing letter of credit against Maxwell's account (which Maxwell letter of credit will be immediately canceled and returned to Maxwell), or (b) permit the items covered by the Purchase Order to be shipped to the Warehouse and make payment to Maxwell in accordance with the following sentence. Upon receipt at the Warehouse of items covered by a Purchase Order, Maxwell promptly shall segregate such items and give written notice to the Company of the arrival of such items, which notice will identify such items and state Maxwell's Standard Cost for such items. Not later than five business days after the giving of such notice, the Company shall pay to Maxwell, in immediately available funds, an amount equal to Maxwell's aggregate Standard Cost for such items, and, against such payment, the Company shall forthwith be permitted to load and transport, at its sole cost and expense, such items from the Warehouse. From and after the date of the giving of such notice, any loss or damage to such items from fire, casualty or any other occurrence shall be the sole responsibility of the Company, whether or not such items have been loaded or transported from the Warehouse.

          (b) Notwithstanding any other provision of this Agreement or any Ancillary Agreement, the Company shall not assume any liability, obligation or commitment of Maxwell (including the Specified Customer Contracts) not described in Section 1.4(a), all of which shall be retained and to the extent arising out of the Business, shall be paid, performed and discharged when due by Maxwell unless a good faith dispute exists with respect to such liability, obligation or commitment (collectively, the "Excluded Liabilities").
                    --------------------

          SECTION 1.5.  No Liens.  The Company shall acquire all rights, title
                        ---------
and interest in the Acquired Assets, the Acquired Orders and the Acquired Inventory free and clear of all liabilities, obligations and commitments of Maxwell and its subsidiaries, other than (in the case of Acquired Orders and Acquired Inventory) the Assumed Liabilities, and free and clear of all Liens (as defined in Section 3.4).

          SECTION 1.6.  Effect of Purchase and Sale.  (a)  On the terms and
                        ----------------------------
subject to the conditions of this Agreement, the Company and Maxwell hereby agree that, effective as of the Closing, (i) subject to Section 1.6(b), the License Agreement shall terminate and be of no further effect, (ii) each party hereto shall release and discharge the other party from any and all obligations, covenants and agreements arising out of, under or pursuant to, the License Agreement, (iii) subject to Sections 1.4(a), 1.6(b) and 5.6, Maxwell shall cease to have any right, title or interest that it may have, or to which it may be entitled, in, to or under the License Agreement, the Acquired Assets or the assets referred to in Section 1.3 and (iv) subject to Section 1.6(b), the Company shall cease to have any right, title or interest that it may have, or to which it may be entitled, in, to or under the License Agreement.

          (b) Notwithstanding the provisions of Section 1.6(a) or any other provision of this Agreement, the provisions of the following sections of the License Agreement shall remain in full force and effect following the Closing and the Company and Maxwell shall remain subject to their respective obligations set forth therein: (i) Sections 3.1 and 3.3 (without reference to Section 3.2) with respect to the obligation of Maxwell to pay to the Company Royalties (A) in an aggregate amount (the "Initial Royalties Amount") equal to five percent of
                          ------------------------
Net Sales of all Jones Merchandise for the period commencing on January 1, 1999, and ending on June 30, 1999, and (B) in an aggregate amount (the "Subsequent
                                                                  ----------
Royalties Amount") equal to five percent of Net Sales of all Jones Merchandise
----------------
for the period commencing on July 1, 1999, and ending on the Closing Date (it being understood and agreed that Maxwell shall have no obligation to pay to the Company any Royalties on Net Sales of Jones Merchandise sold by Maxwell or any of its subsidiaries after the Closing Date); (ii) Section 4.6, with respect to the obligation of Maxwell to pay to the Company an amount equal to two percent of the amount (the "Advertising Amount") of the
                                                   ------------------
aggregate Net Sales for the period commencing on January 1, 1999, and ending on the last day of the month ending immediately before the Closing Date; provided,
                                                                      --------
however, that Maxwell shall not have any obligation under the License Agreement
-------
to make the payments described in Section 4.6 thereof to the Company for the Annual Period ended December 31, 1998; and (iii) Sections 7.2, 7.3.1 and 9.1.


                                  ARTICLE II

                                  The Closing
                                  -----------

          SECTION 2.1.  Closing Date.  The closing of the Acquisition and the
                        -------------
other transactions described in Section 1.3 (the "Closing") shall take place at
                                                  -------
the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, at 10:00 a.m. on a business day to be reasonably agreed upon between the parties hereto, which shall not be more than 10 days following the satisfaction (or, to the extent permitted, the waiver) of the conditions set forth in Section 6.1, or, if on such day any condition set forth in Section 6.2 or 6.3 has not been satisfied (or, to the extent permitted, waived by the party entitled to the benefit thereof), on the second business day after all the conditions set forth in Article VI have been satisfied (or, to the extent permitted, waived by the parties entitled to the benefits thereof). The date on which the Closing occurs is referred to in this Agreement as the "Closing Date". The Closing shall be
                                         ------------
deemed to be effective at 12:01 a.m., New York City time, on the Closing Date.

          SECTION 2.2.  Transactions To Be Effected at the Closing.  At the
                        -------------------------------------------
Closing:

          (a) Maxwell shall deliver to the Company (i) payment, by wire transfer to a bank designated in writing by the Company (such designation to be made at least two business days prior to the Closing Date), of immediately available funds in an amount equal to the sum of the Advertising Amount and the Initial Royalties Amount, (ii) such appropriately executed assignments and other instruments of transfer relating to the Acquired Assets and the Acquired Orders and the Acquired Inventory to be assumed by the Company on the Closing Date pursuant to Section 1.3(a), in each case in form and substance reasonably satisfactory to the Company and its counsel and (iii) such other documents as the Company or its counsel may reasonably request to demonstrate satisfaction of the conditions and compliance with the covenants set forth in this Agreement; and

          (b) the Company shall deliver to Maxwell (i) payment, by wire transfer to a bank account designated in writing by Maxwell (such designation to be made at least two business days prior to the Closing Date), of immediately available funds in an amount equal to the sum of the Purchase Price and the Inventory Amount and (ii) such documents as Maxwell or its counsel may reasonably request to demonstrate satisfaction of the conditions and compliance with the covenants set forth in this Agreement.

          SECTION 2.3. Subsequent Royalties Amount.  On August 13, 1999, Maxwell
                       ----------------------------
shall deliver to the Company payment, by wire transfer to a bank designated in writing by the Company (such designation to be made by at least August 11, 1999), of immediately available funds in an amount equal to the Subsequent Royalties Amount.

          SECTION 2.4.  Risk of Loss.  Until the Closing, any loss of or damage
                        -------------
to the Acquired Assets from fire, casualty or any other occurrence as and to the extent not covered by insurance payable to the Company shall be the sole responsibility of Maxwell. From and after the Closing, any such loss or damage shall be the sole responsibility of the Company, whether or not the Acquired Assets have been loaded or transported from the Warehouse pursuant to Section 1.3(d).


                                  ARTICLE III

                  Representations and Warranties of Maxwell.
                  ------------------------------------------

          Maxwell hereby represents and warrants to the Company, with respect to Sections 3.1, 3.2, 3.3, 3.4, 3,5(b), 3.5(c), 3.6, 3.7, 3.8 and 3.9, as of the
date of this Agreement, and, with respect to Sections 3.1, 3.2, 3.3, 3.4, 3.5(a), 3.5(c), 3.8 (with respect to representations and warranties made as of the Closing Date) and 3.9, as of the Closing Date, as follows:

          SECTION 3.1.  Organization, Standing and Power.  Each of Maxwell and
                        ---------------------------------
its subsidiaries is duly organized,
validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all material permits, authorizations and approvals necessary to enable it to conduct the Business.

          SECTION 3.2.  Authority; Execution and Delivery; Enforceability.
                        --------------------------------------------------
Maxwell has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Maxwell of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Maxwell of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Maxwell has duly executed and delivered this Agreement and prior to the Closing Maxwell will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3.3.  No Conflicts; Consents.  The execution and delivery by
                        -----------------------
Maxwell of this Agreement do not, the execution and delivery by Maxwell of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Maxwell with the terms hereof and thereof, as applicable, will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any material obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Maxwell or any of its subsidiaries under, any provision of (a) the certificate of incorporation or by-laws of Maxwell or any of its subsidiaries, (b) any material contract (other than any Sales Order) to which Maxwell or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (c) any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or
                            --------
regulation

("Applicable Law") applicable to Maxwell or any of its subsidiaries
  --------------
or their respective properties or assets. No material consent, approval, license, permit, order or authorization ("Consent") of, or registration,
                                          -------
declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required to be obtained or made by or with respect to
 -------------------
Maxwell or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than (i) filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (ii) such filings under the Securities
                       -------
Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby.

          SECTION 3.4.  Acquired Assets.  Maxwell has good and valid title to
                        ----------------
all the Acquired Assets, the Acquired Inventory and the Acquired Orders (except to the extent items of such Acquired Inventory and Acquired Orders become such between the date hereof and the Closing Date, in which event the representation and warranty contained in this Section 3.4 shall be true and correct with respect to such items only as of the Closing Date), in each case free and clear of all liens, security interests, charges, covenants, options, claims, restrictions or encumbrances of any kind (collectively, "Liens").
                                                         -----

          SECTION 3.5.  Acquired Orders; Acquired Inventory; Specified Customer
                        -------------------------------------------------------
Contracts.  (a)  The Acquired Orders will represent all the purchase orders and
----------
sales orders to which Maxwell or any of its subsidiaries is a party with respect to the Business on the Closing Date.

          (b) Attached as Schedule B hereto are true and complete copies of all Purchase Orders as of the date that is two business days prior to the date hereof. Attached as Schedule C hereto are true and complete copies of all Sales Orders as of the date that is two business days prior to the date hereof. Attached as Schedule D hereto are true and complete copies of all Specified Customer Contracts as of the date hereof.

          (c) Each item of Acquired Inventory (a) is free of any material defect or deficiency and (b) is in good, usable and currently marketable condition in the ordinary course of the Business (subject, in the case of raw materials and work-in-process, to the completion of the production process).

          SECTION 3.6.  Absence of Changes or Events.  (a)  Since October 31,
                        -----------------------------
1998 through the date hereof, Maxwell has caused the Business to be conducted in the ordinary course and in substantially the same manner as previously conducted and has made all reasonable efforts consistent with past practices to preserve the relationships of the Business with customers, suppliers and others with whom the Business deals.

          (b) Since October 31, 1998 through the date hereof, each of Maxwell and its subsidiaries has continued all pricing, sales, receivables and payables practices of the Business substantially in accordance with their past practices and, with respect to the Business, has not engaged in (i) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to pre-Closing periods sales to the trade or otherwise that would otherwise be expected (based on recent past practice) to occur in post-Closing periods or (ii) any other promotional sales, discount activity or inventory overstocking or understocking in a manner outside the ordinary course of business or contrary to their past practices.

          SECTION 3.7.  Effect of Acquisition.  To the actual knowledge of
                        ----------------------
senior management of Maxwell or any of its subsidiaries, from March 2, 1999 through the date hereof, no customer of the Business has informed Maxwell or any of its subsidiaries that it is discontinuing or phasing out any Jones Merchandise because of the Acquisition or the consummation of any other transaction contemplated hereby.

          SECTION 3.8.  Disclosure.  The representations and warranties of
                        -----------
Maxwell or any of its subsidiaries contained in this Agreement and in the Ancillary Agreements and the statements contained in the documents, certificates and Schedules furnished or to be furnished by or on behalf of Maxwell or any of its subsidiaries to the Company or any of its representatives pursuant to this Agreement (including any document listed on Schedule F hereto that has been provided by Maxwell to the Company), taken as a whole, do not contain and will not contain any untrue statement of a material fact, and do not omit and will not omit to state any material fact necessary, in light of the circumstances under which they were or will be made, in order to make the statements herein or therein, taken as a whole, not materially misleading or necessary in order to fully and fairly provide the material information required to be provided in such documents, certificates or Schedules, taken as a whole.

          SECTION 3.9.  Conduct of The Business.  The Business is being
                        ------------------------
conducted and has been conducted solely by Maxwell and it is not being nor has it been conducted through any subsidiaries or affiliates of Maxwell.


                                  ARTICLE IV

                 Representations and Warranties of the Company
                 ---------------------------------------------

          The Company hereby represents and warrants to Maxwell, as of the date of this Agreement and as of the Closing Date, as follows:

          SECTION 4.1.  Organization.  The Company is duly organized, validly
                        -------------
existing and in good standing under the laws of the jurisdiction in which it is organized.

          SECTION 4.2.  Authority; Execution and Delivery; and Enforceability.
                        ------------------------------------------------------
The Company has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by the Company of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. The Company has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 4.3.  No Conflicts; Consents.  The execution and delivery by
                        -----------------------
the Company of this Agreement do not, the execution and delivery by the Company of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by the Company with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, any provision of (a) the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (b) any contract to which the Company or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (c) any Judgment or Applicable Law applicable to the Company or any of its subsidiaries or their respective properties or assets. No Consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to the Company or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under the HSR Act.


                                   ARTICLE V

                                   Covenants
                                   ---------

     SECTION 5.1.  Covenants of Maxwell Relating to Conduct of Business.  (a)
                   -----------------------------------------------------
It is the understanding of the parties hereto that the public announcement of this Agreement and the transactions contemplated hereby may have an adverse effect on potential sales efforts with respect to Jones Merchandise and on efforts to preserve the relationships of the Business with customers, suppliers, distributors and others with whom the Business deals, between the date of such announcement and the Closing Date. Accordingly, Maxwell's duties and obligations to the Company with respect to the conduct of the Business between the date hereof and the Closing Date shall be limited to the following:

          (i) Maxwell shall not, and shall instruct its employees not to, make derogatory statements to customers, suppliers, distributors or others with whom the Business deals, with respect to the quality, stylishness, attractiveness or marketability of shoes bearing the Marks or with respect to JNY, its affiliates or Nine West Group Inc.;

          (ii) Maxwell shall use all reasonably efforts, in accordance with its past practices, with respect to the maintenance and custody of the Acquired Inventory, corporate documents and other items to be delivered to the Company at the Closing;

          (iii) Maxwell shall not, nor shall it permit any of its subsidiaries, to enter into or execute any purchase orders for raw materials, supplies or other items intended to be used in connection with the Business;

          (iv) Maxwell shall inform any person who submits a sales order to Maxwell or any of its subsidiaries for Jones Merchandise that such order will be immediately forwarded to and fulfilled by the Company or its affiliates, and Maxwell shall promptly forward such order to the Company or to such affiliate of the Company as the Company shall designate by notice to Maxwell; provided, however, that Maxwell shall have no obligation under
                 --------  -------
     this Agreement to attempt to generate sales orders for Jones Merchandise, and the failure of Maxwell to secure such sales orders between the date hereof and the Closing Date shall not constitute or be evidence of a breach of this Agreement by Maxwell; and

          (v) Maxwell shall perform its other duties and obligations under this
     Section 5.1.

          (b) From the date of this Agreement to the Closing, Maxwell shall not, nor shall it permit any of its subsidiaries to, take any action that would, or that could reasonably be expected to, result in any of the conditions to the purchase, sale, assumption or assignment of the Acquired Assets, the Acquired Inventory and the Acquired Orders set forth in Article VI not being satisfied.

          (c) From the date of this Agreement to the Closing, with respect to the Business Maxwell shall not, nor shall it permit any of its subsidiaries to, engage in (i) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to pre-Closing periods sales to the trade or otherwise that would otherwise be expected (based on recent past practice) to occur in post-Closing periods or (ii) any other promotional sales or discount activity in a manner outside the ordinary course of business or contrary to generally accepted industry practices.

          (d) From the date of this Agreement until the Closing, Maxwell shall, and shall cause its subsidiaries to, (i) make its employees reasonably available to the Company and its affiliates and use reasonable efforts to cause its employees to reasonably cooperate with and to reasonably assist the Company and its affiliates in connection with any sales or marketing efforts relating to the Business during such period and (ii) at the Company's expense, take any other action reasonably requested by the Company or any of its affiliates with a view towards creating an orderly transfer of the Acquired Assets, the Acquired Orders and the Acquired Inventory from Maxwell and its subsidiaries to the Company.

          (e) From the date of this Agreement to the Closing, Maxwell shall promptly advise the Company in writing of the occurrence of any matter or event that is material to the Business of which Maxwell has actual knowledge.

          SECTION 5.2.  Confidentiality.  Each of the parties hereto
                        ----------------
acknowledges that the information provided or to be provided to it in connection with the transactions contemplated by this Agreement is subject to the terms of confidentiality agreements dated March 2, 1999, and May 7, 1999, between the Company and Maxwell, the terms of which are incorporated herein by reference.

          SECTION 5.3.  Reasonable Best Efforts.  On the terms and subject to
                        ------------------------
the conditions of this Agreement, each of the parties hereto shall use its reasonable best efforts to cause the Closing to occur, including using its reasonable best efforts to obtain all material consents, permits, authorizations and approvals of, and to make all necessary filings, notifications or registrations with, all Governmental Entities which are necessary for the consummation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the parties hereto shall use its reasonable best efforts to cause the Closing to occur on or prior to July 9, 1999.

          SECTION 5.4.  Antitrust Matters.  Without limiting the generality of
                        ------------------
Section 5.3, each of the parties hereto shall (a) as promptly as practicable, but in no event later than June 14, 1999, make any filing required under the HSR Act with respect to the transactions contemplated by this Agreement, (b) as promptly as practicable, make or cause their affiliates to make any filing or notice required under any other antitrust or competition law or regulation applicable to this Agreement or the transactions contemplated hereby and (c) promptly provide any supplemental information requested in connection with the HSR Act or such other antitrust or competition laws or regulations as promptly as practicable after such request is made. Each of the parties hereto shall, and shall cause their affiliates to, furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission which is necessary under the HSR Act or such other antitrust or competition laws or regulations or which is otherwise requested by any Governmental Entity in the course of any review of the transactions contemplated by this Agreement. Each of the parties hereto shall keep each other apprised of the status of any communications with, and inquiries or requests for additional information from, any Governmental Entity. Without limiting the generality of Section 5.3, each of the parties hereto shall use its reasonable best efforts to obtain any clearance or approvals required under the HSR Act or such other antitrust or competition laws or regulations for the consummation of the transactions contemplated by this Agreement.

          SECTION 5.5.  Publicity.  No public release or announcement concerning
                        ----------
the Acquisition and the other transactions contemplated hereby shall be issued by either party hereto or any of its affiliates or any other representative without the prior consent of the other party, other than such release or announcement which may be required by law or the rules or regulations of any United States securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

          SECTION 5.6. Maxwell Sale Period; Company Option to Purchase
                       -----------------------------------------------
Inventory.  (a)  Within 180 days following the Closing Date (the "Sale Period"),
----------                                                        -----------
Maxwell and its subsidiaries may sell any Inventory that was not acquired by the Company on the Closing Date only to retail stores that are described in the footwear and apparel business as "off-price retailers"; provided, however, that
                                                        --------  -------
neither Maxwell nor any of its subsidiaries shall sell any such Inventory to better department stores (including any department store listed on Schedule G hereto). Following the Sale Period, neither Maxwell nor any of its subsidiaries shall sell any Inventory to any person.

          (b) The Company may purchase from Maxwell or any of its subsidiaries from time to time after the date hereof any complete styles (all colors and all pairs) of Inventory at a price equal to the Standard Cost of any such Inventory that is not sold by Maxwell or any of its subsidiaries to any person other than the Company pursuant to Section 5.6(a).

          SECTION 5.7.  No Solicitation.  (a) For a period ending two years
                        ----------------
after the Closing Date, Maxwell shall not, and shall not permit any of its subsidiaries to, directly or indirectly, recruit, hire or otherwise seek to induce any employee of the Company or any of its subsidiaries to terminate such employee's employment or to violate any agreement with the business of the Company and its subsidiaries.

          (b) Prior to the issuance of a press release by each of the Company and Maxwell in connection with this Agreement, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, recruit, hire or otherwise seek to induce any employee of Maxwell's Jones Division to terminate such employee's employment or to violate any agreement with the business of Maxwell's Jones Division. After the issuance of a press release by each of the Company and Maxwell in connection with this Agreement, the Company may hire any employee of Maxwell's Jones Division; provided that such employment shall not
                                      --------
commence until the Closing Date.

          SECTION 5.8.  Spring 2000 Collection.  On or after the Closing Date,
                        -----------------------
Maxwell shall deliver to the Company all Spring 2000 samples of Jones Merchandise owned or held by Maxwell or any of its subsidiaries, at no expense or cost to the Company.

          SECTION 5.9.  License Agreement.  Except as provided in Section 1.4(a)
                        ------------------
or 5.6, Maxwell agrees that, effective as of the Closing, it shall (a) discontinue all use of the Marks, and agrees that it shall no longer have any right to use the Marks or any variation or simulation thereof in any manner or for any purposes whatsoever, and (b) comply in all respects with all covenants, agreements and obligations that would be imposed upon Maxwell, or to which Maxwell would be subject, under the License Agreement if the License Agreement expired or had been terminated for any reason whichsoever.

          SECTION 5.10.  Acquired Orders; Specified Customer Contracts.  (a)
                         ----------------------------------------------
Within two business days prior to the Closing Date, Maxwell agrees to deliver to the Company true and complete copies of:

          (i) all Purchase Orders submitted by Maxwell or any of its subsidiaries during the period commencing on the business day immediately preceding the date hereof and ending on the date that is two business days prior to the Closing Date;

          (ii) all Sales Orders submitted to Maxwell or any of its subsidiaries during the period commencing on the business day immediately preceding the date hereof and ending on the date that is two business days prior to the Closing Date; and

          (iii) all Specified Customer Contracts entered into by Maxwell or any of its subsidiaries during the period commencing on the date hereof and ending on the date that is two business days prior to the Closing Date.

          (b) From and after the date hereof, Maxwell shall, and shall cause its subsidiaries to, comply in all respects with all the terms, provisions, agreements, covenants and obligations under each Specified Customer Contract.

          SECTION 5.11.  Further Assurances.  From time to time after the
                         -------------------
Closing, and for no further consideration, each of the parties hereto shall, and shall cause its subsidiaries to, execute, acknowledge and deliver such assignments, transfers, consents and other documents and instruments and take such other actions as may reasonably be requested to more effectively convey to, transfer to or vest in the Company or its subsidiaries the Acquired Assets contemplated by this Agreement to be transferred on the Closing Date.

          SECTION 5.12.  Like-Kind Exchange.  The Company shall take any action
                         -------------------
reasonably requested by Maxwell to cause the transfer of all or a portion of the Acquired Assets (as determined by Maxwell) by Maxwell to the Company (or a wholly owned subsidiary of the Company, if requested by Maxwell) to qualify for nonrecognition treatment pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (and corresponding provisions of applicable state, local and foreign law); provided that Maxwell
                                                        --------
shall indemnify the Company (or any such subsidiary) and its officers, directors, employees, agents and representatives against, and agrees to hold them harmless from, any Loss, as incurred, for or on account of or arising from, in connection with or otherwise with respect to, compliance by the Company with this Section 5.12.

          SECTION 5.13.  Collection of Receivables.  (a)  From and after the
                         --------------------------
Closing, Maxwell or the Company may retain for its own account any payment received by it that by its terms (typically, by identification of the invoice(s) being paid) is expressly intended to be for its own account.

          (b) From and after the Closing, with respect to any payment received by Maxwell or the Company that by its terms is not expressly intended to be for the account of the recipient thereof, such recipient shall request the relevant account debtor to determine whether such payment is for the account of Maxwell or the Company. If the account debtor determines that such payment is not for the account of the recipient thereof, the recipient shall promptly pay over to the other person the amount of such payment due to it.

          (c) Each of Maxwell and the Company agrees to cooperate with each other with respect to the foregoing provisions of this Section 5.13.

          SECTION 5.14.  Information.  The Company agrees to provide Maxwell
                         ------------
with information on a monthly basis which will enable Maxwell to calculate the amount of any sales commission it may be required to pay with respect to any Sales Orders.

          SECTION 5.15.  Payment of Sales Commissions to Maxwell.  With respect
                         ----------------------------------------
to any sales commission otherwise due and payable directly to any third party sales representative or any former employee of Maxwell or any of its subsidiaries who has received an advance payment against such commission from Maxwell or any of its subsidiaries at the time such sales commission is scheduled to be paid to such representative or former employee, the Company agrees, upon the advice of Maxwell, to pay all or a portion of such sales commission to Maxwell up to the amount of such advance payment; provided that
                                                                --------
Maxwell shall indemnify the Company and its officers, directors, employees, agents and representatives against, and agrees to hold them harmless from, any Loss, as incurred, for or on account of or arising from, in connection with or otherwise with respect to, compliance by the Company with this Section 5.15.

                                  ARTICLE VI

                             Conditions Precedent
                             --------------------

          SECTION 6.1.  Conditions to Each Party's Obligation.  The obligation
                        --------------------------------------
of each party hereto to consummate the transactions to occur on the Closing Date is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

          (a)  HSR Act.  Any waiting period applicable to the consummation of
               --------
the Acquisition under the HSR Act shall have expired or been terminated.

          (b)  Nine West Merger.  The merger of Nine West Group Inc., a Delaware
               -----------------
corporation, with and into Jill Acquisition Sub Inc., a Delaware corporation that is a wholly owned subsidiary of JNY, shall have been consummated.

          SECTION 6.2.  Conditions to Obligation of the Company.  The obligation
                        ----------------------------------------
of the Company to consummate the transactions to occur on the Closing Date is subject to the satisfaction (or waiver by the Company) on or prior to the Closing Date of the following conditions:

          (a)  Representations and Warranties.  The representations and
               -------------------------------
warranties of Maxwell made in this Agreement that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). The Company shall have received a certificate dated the Closing Date and signed by an authorized officer of Maxwell confirming the foregoing.

          (b)  Performance of Obligations of Maxwell.  Maxwell shall have
               --------------------------------------
performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Maxwell by the time of the Closing. The Company shall have received a certificate dated the Closing Date and signed by an authorized officer of Maxwell confirming the foregoing.

          (c)  Consents.  The Company shall have received all material written
               ---------
consents from all third parties necessary or appropriate to effect the Acquisition (other than with respect to any Acquired Order).

          (d)  Other Documents.  Maxwell shall have furnished to the Company
               ----------------
such other documents relating to this Agreement or the transactions contemplated hereby as the Company or its counsel may reasonably request.

          SECTION 6.3.  Conditions to Obligation of Maxwell.  The obligation of
                        ------------------------------------
Maxwell to consummate the transactions to occur on the Closing Date is subject to the satisfaction (or waiver by Maxwell) on or prior to the Closing Date of the following conditions:

          (a)  Representations and Warranties. The representations and
               -------------------------------
warranties of the Company made in this Agreement that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). Maxwell shall have received a certificate dated the Closing Date and signed by an authorized officer of the Company confirming the foregoing.

          (b)  Performance of Obligations of the Company.  The Company shall
               ------------------------------------------
have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Company by the time of the Closing. Maxwell shall have received a certificate dated the Closing Date and signed by an authorized officer of the Company confirming the foregoing.

          (c)  Other Documents.  The Company shall have furnished to Maxwell
               ----------------
such other documents relating to this Agreement or the transactions contemplated hereby as Maxwell or its counsel may reasonably request.

          SECTION 6.4.  Frustration of Closing Conditions.  Neither the Company
                        ----------------------------------
nor Maxwell may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur, as required by Section 5.3.


                                  ARTICLE VII

                                  Termination
                                  -----------

          SECTION 7.1. This Agreement may be terminated at any time prior to the Closing by either the Company or Maxwell if the Closing shall not have been consummated on or before July 31, 1999, unless the failure to consummate the Closing prior to such date is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

          SECTION 7.2.  Effect of Termination.  In the event of a termination of
                        ----------------------
this Agreement by either the Company or Maxwell as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Company or Maxwell or their respective directors or officers, except with respect to any breach of any representation, warranty, covenant or agreement contained in this Agreement prior to such termination and except that Section
5.2 shall continue in effect.


                                 ARTICLE VIII

                                Indemnification
                                ---------------

          SECTION 8.1.  Indemnification by Maxwell.  Maxwell shall indemnify the
                        ---------------------------
Company and its affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against, and hold them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) ("Losses"), as incurred (payable promptly
                                      ------
upon written request), arising from, in connection with or otherwise with respect to:

          (a) any breach of any representation or warranty of Maxwell contained in this Agreement, in any Ancillary Agreement or in any document delivered in connection herewith;

          (b) any breach of any covenant of Maxwell contained in this Agreement or in any Ancillary Agreement; and

          (c) any Excluded Liability;

provided, however, that Maxwell shall have no obligation under this Section 8.1
--------  -------
unless and until the aggregate amount of Losses so incurred exceeds $125,000, whereupon Maxwell shall be liable to indemnify all Losses over $125,000.

          SECTION 8.2.  Indemnification by the Company.   The Company shall
                        -------------------------------
indemnify Maxwell and its affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against, and agrees to hold them harmless from, any Loss, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to:

          (a) any breach of any representation or warranty of the Company contained in this Agreement, or in any Ancillary Agreement or in any document delivered in connection herewith;

          (b) any breach of any covenant of the Company contained in this Agreement or in any Ancillary Agreement; and

          (c) any Assumed Liability;

provided, however, that the Company shall have no obligation under this Section
--------  -------
8.2 unless and until the aggregate amount of Losses so incurred exceeds $125,000, whereupon the Company shall be liable to indemnify all Losses over $125,000.

          SECTION 8.3.  Calculation of Losses.  The amount of any Loss for which
                        ----------------------
indemnification is provided under this Article VIII shall be net of any amounts actually recovered by the indemnified party under insurance policies with respect to such Loss and shall be (a) increased to take account of any net tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (b) reduced to take account of any net tax benefit realized by the indemnified party arising from the incurrence or payment of any such Loss. In computing the amount of any such tax cost or tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

          SECTION 8.4.  Termination of Indemnification.  The obligations to
                        -------------------------------
indemnify and hold harmless any party, (a) pursuant to Section 8.1(a)(i) or 8.2(a) shall terminate when the applicable representation or warranty terminates pursuant to Section 8.6 and (b) pursuant to the other clauses of Sections 8.1 and 8.2 shall not terminate; provided, however, that such obligations to
                             --------  -------
indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) pursuant to Section 8.5 to the party to be providing the indemnification.

          SECTION 8.5.  Procedures.  (a)  Third Party Claims.  In order for a
                        -----------       -------------------
party (the "indemnified party"), to be entitled to any indemnification provided
            -----------------
for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim"), such
                                                -----------------
indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim within 10 business days after receipt by such indemnified party of notice of the Third Party Claim; provided,
                                                                      --------
however, that failure to give such notification shall not affect the
-------
indemnification provided hereunder except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

          (b)  Assumption.  If a Third Party Claim is made against an
               -----------
indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its liability to indemnify the indemnified party for the amounts, if any, awarded to the claimant pursuant to such Third Party Claim, or agreed to be paid to the claimant pursuant to a settlement of such Third Party Claim, to assume the defense thereof with counsel selected by the indemnifying party; provided,
                                                                 --------
however, that such counsel is not reasonably objected to by the indemnified
-------
party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the indemnifying party), at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof. If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

          (c) Other Claims.  In the event any indemnified party should have a
              -------------
claim against any indemnifying party under Section 8.1 or 8.2 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. Subject to Sections
8.4 and 8.6, the failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 8.1 or 8.2, except to the extent that the indemnifying party demonstrates that it has been materially prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 10 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.1 or 8.2, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.1 or 8.2 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.

          SECTION 8.6.  Survival of Representations.  The representations,
                        ----------------------------
warranties, covenants and agreements contained in this Agreement and in any document delivered in connection herewith shall survive the Closing solely for purposes of this Article VIII and shall terminate at the close of business at the end of the eighteenth month following the Closing Date.

          SECTION 8.7.  Limitation on Indemnification.  The maximum aggregate
                        ------------------------------
liability of Maxwell or the Company under Section 8.1 or Section 8.2, respectively, shall in no event exceed $5,000,000.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.1.  No Third Party Beneficiaries.  Except as provided in
                        -----------------------------
Article VIII, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such permitted assigns, any legal or equitable rights hereunder, whether as third party beneficiaries or otherwise.

          SECTION 9.2.  Notices.  All notices or other communications required
                        --------
or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 9.2):

          (a)  if to the Company,

               Jones Investment Co., Inc.
               200 West 9th Street Plaza
               Suite 200
               Wilmington, Delaware  19801

               Attention:  Vice President
               Facsimile:  (302) 777-4886

          with copies to:

               Jones Apparel Group, Inc.
               1411 Broadway
               New York, New York  10018

               Attention:  Ira M. Dansky, Esq.
               Facsimile:  (212) 921-5370

          (ii) if to Maxwell,

               Maxwell Shoe Company Inc.
               101 Sprague Street
               Hyde Park, Massachusetts  02136

               Attention:  Mark J. Cocozza
               Facsimile:  (617) 361-8032

          with copies to:

               Gibson, Dunn & Crutcher
               333 South Grand Avenue
               Los Angeles, California  90071

               Attention:  Jonathan K. Layne, Esq.
               Facsimile:  (213) 229-6141

          SECTION 9.3.  Entire Agreement.  This Agreement, including the
                        -----------------
schedules, exhibits, annexes and attachments thereto, together with the Ancillary Agreements and the Confidentiality Agreement, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior or contemporaneous agreements and understandings relating to such subject matter.

          SECTION 9.4.  Enforcement.  The parties hereto agree that irreparable
                        ------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of New York or in any New York state court, this being in addition to any other remedy to which they are entitled at law or in equity.

          SECTION 9.5.  Assignment.  Neither this Agreement nor any rights or
                        -----------
obligations hereunder may be assigned or otherwise transferred by either party hereto (including by operation of law) without the prior written consent of the other party, except that the Company may assign or transfer, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any of its affiliates. Any purported assignment or transfer in violation of this Section 9.5 shall be null and void and of no effect.

          SECTION 9.6.  Expenses.  Whether or not the Acquisition is
                        ---------
consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses.

          SECTION 9.7.  Amendments.  No amendment to this Agreement shall be
                        -----------
effective unless it shall be in writing and signed by each of the parties hereto.

          SECTION 9.8.  Waivers.  No failure or delay of any party in exercising
                        --------
any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under this Agreement are cumulative and are not exclusive of any rights or remedies which they would otherwise have under this Agreement. This Agreement (or any provision hereof) may not be waived except pursuant to a writing executed by the waiving party.

          SECTION 9.9.  Exhibits and Schedules; Interpretation.  (a) The
                        ---------------------------------------
headings contained in this Agreement or in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Any matter set forth in any provision, subprovision, section or subsection of any Schedule shall, unless the context otherwise manifestly requires, be deemed set forth for all purposes of the Schedules. All Exhibits and Schedules annexed to this Agreement or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit to this Agreement but not otherwise defined herein, shall have the meaning as defined in this Agreement or in the Licence Agreement. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule, such reference shall be to a Section or Article of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. For all purposes hereof, the terms "include", "includes" and "including" shall be deemed followed by the words "without limitation".

          (b)  For all purposes hereof:

          "affiliate" of any person means another person that directly or
           ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

          "person" means any individual, firm, corporation, partnership, limited
           ------
liability company, trust, joint venture, Governmental Entity or other entity.

          "subsidiary" of any person means another person, an amount of the
           ----------
voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) and which is owned directly or indirectly by such first person or by another subsidiary of such person.

          SECTION 9.10.  Counterparts.  This Agreement may be executed in one or
                         -------------
more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to the other party.

          SECTION 9.11.  Severability.  If any provision of this Agreement or
                         -------------
the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision thereof.

          SECTION 9.12.  Consent to Jurisdiction.  Each of the parties hereto
                         ------------------------
irrevocably submits to, and agrees to cause its subsidiaries to irrevocably submit to, the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Affiliates except in such courts). Each of the parties hereto further agrees, and agrees to cause its subsidiaries to agree, that service of any process, summons, notice or document by U.S. registered mail to such person's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), and agrees to cause its subsidiaries to irrevocably and unconditionally waive (and not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Supreme Court of the State of New York, New York County, or (b) the United States District Court for the Southern District of New York or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          SECTION 9.13.  Governing Law.  This Agreement shall be governed by,
                         --------------
and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          SECTION 9.14.  Waiver of Jury Trial.  Each of the parties hereto
                         ---------------------
hereby waives, and agrees to cause each of its Affiliates to waive, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties thereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.14.

          SECTION 9.15.  Permitted Communications.  After the date hereof, the
                         -------------------------
Company shall be permitted to contact (a) any member of senior management of Maxwell's Jones Division and (b) any retail customer of Maxwell's Jones Division, in each case, regarding the subject matter of this Agreement and the transactions contemplated hereby.

          SECTION 9.16.  Maxwell Employees.  Notwithstanding any other provision
                         ------------------
of this Agreement, Maxwell shall have the right without any liability to the Company (or any of its affiliates or any Indemnified Party) at any time to terminate the employment of, or transfer to another Maxwell division, any employee of Maxwell, including any employee of the Jones New York division of Maxwell.

          SECTION 9.17.  JNY Guaranty.  JNY hereby unconditionally guarantees
                         -------------
the performance by the Company (or its assignee or transferee, as applicable) of all of the Company's (or its assignee or transferee, as applicable) obligations pursuant to this Agreement and the Ancillary Agreements.


          IN WITNESS WHEREOF, the Company, JNY and Maxwell have duly executed this Agreement as of the date first written above.


                              JONES INVESTMENT CO., INC.,

                                by
                                 /s/ Ira M. Dansky
                                 --------------------
                                 Name:  Ira M. Dansky
                                 Title: President

                              JONES APPAREL GROUP, INC.,

                                 /s/ Ira M. Dansky
                                 --------------------
                                 Name:  Ira M. Dansky
                                 Title: General Counsel


                              MAXWELL SHOE COMPANY INC.,

                                 /s/ James J. Tinagero
                                 ---------------------
                                 Name:  James J. Tinagero
                                 Title: Executive Vice
                                        President